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                                                                   Exhibit 23.01



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-61353) of UniCapital Corporation of our report dated February 3, 1999 appearing on page F-2 of UniCapital Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 31, 1999